UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 15, 2007

                         AMALGAMATED ACQUISITION CORP.
         (Name of Small Business Issuer as specified in its charter)

                                    0-52260
                            (Commission File Number)

           Delaware                                         None
(State or other jurisdiction of                        (I.R.S. Employer
         incorporation)                               Identification No.)

                       c/o QMIS Capital Finance Pte Ltd.
                          Room 1819 Mingyong Building
                      No.60 Xian Road, Shekekou District
                             Dalian, China 116021
            (Address of principal executive offices and zip code)

         Company's telephone number, including area code: 13909840703


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On June 26, 2007 (the "Closing Date"), pursuant to the terms of a Share Purchase Agreement dated June 15, 2007 (the "Agreement"), Wang Xiao Peng purchased 1,390,000 shares of Amalgamated Acquisition Corp., a Delaware corporation (the "Company" or "Registrant"), common stock from William Tay in a private purchase transaction.

The total of 1,390,000 shares represents 100% of the Company's issued and outstanding common stock.

As a result of this transaction, Wang Xiao Peng is now the "control person" of the Company as that term is defined in the Securities Act of 1933, as amended.

As part of the acquisition and pursuant to the Agreement, the following changes to the Company's directors and officers have occurred:

       * William Tay resigned as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary to be effective June 26, 2007;

       * Wang Xiao Peng was appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary to be effective June 26, 2007.

       * William Tay resigned as a member of the Board of Directors of the Company to be effective on June 26, 2007, or as soon as Wang Xiao Peng takes office.

       * Wang Xiao Peng was appointed as the Company's sole Director on June 26, 2007.

In connection with this change in control, effective June 26, 2007, the Company's new office address will be at c/o QMIS Capital Finance Pte Ltd., Room 1819 Mingyong Building, No.60 Xian Road, Shekekou District, Dalian, China 116021. Its telephone number at this location is 011-86-13909840703.

ITEM   5.02   DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL   OFFICERS;  ELECTION  OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

William Tay resigned as the Company's Director effective June 26, 2007, or as soon as Wang Xiao Peng takes office.

William Tay's resignation as a Director is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

William Tay resigned as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective June 26, 2007.

Wang Xiao Peng was appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective on June 26, 2007

Wang Xiao Peng was appointed as the Company's sole Director on June 26, 2007.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS

(a) Financial Statements of Business Acquired.

       Not applicable.

(b) Pro Forma Financial Information.

       Not applicable.

(c) Exhibits.

       10.1  Share Purchase Agreement, dated June 15, 2007.

       99.1  Resignation letter from William Tay

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                        AMALGAMATED ACQUISITION CORP.



Date:  June 26, 2007                    By: /s/  William Tay
                                               --------------------
                                          Name:  William Tay
                                          Title: President and Chief
                                                 executive Officer